UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      August 5, 2004

                NEOWARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21240	23-2705700
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Feheley Drive
                King of Prussia, Pennsylvania 19406
(Address of principal executive offices)

(Registrant's telephone number including area code)      (610) 277-8300

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Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(c)      Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release announcing earnings for the Company’s fiscal year and fourth quarter ended June 30, 2004 dated August 5, 2004

Item 12. Results of Operations and Financial Condition.

     On August 5, 2004, Neoware Systems, Inc. (the “Company”) issued a press release announcing its results for the fiscal year and fourth quarter ended June 30, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The press release attached as Exhibit 99.1 contains the Company’s net income for the year and the fourth quarter ended June 30, 2004 excluding a charge for deferred expenses for acquisitions which were not consummated, which are not calculations of performance in accordance with GAAP. A reconciliation of the non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP are presented in the press release. Disclosure regarding management’s reasons for presenting the non-GAAP measures also appears in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NEOWARE SYSTEMS, INC.

Dated: August 5, 2004	By: /S/ Keith D. Schneck,
Keith D. Schneck, Executive Vice President and Chief Financial Officer